American Beacon Alpha Quant Dividend Fund

SUMMARY PROSPECTUS October 27, 2017

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated October 27, 2017, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | Y: AQDYX | Institutional: AQDIX | Investor: AQDPX

Investment Objective

The Fund's investment objective is long-term capital appreciation, with a secondary objective of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in "Choosing Your Share Class" on page 26 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	Institutional	Investor
Management Fee	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.62%	0.52%	0.90%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.23%	1.13%	1.51%
Fee Waiver and/or expense reimbursement[2]	(0.43%)	(0.43%)	(0.43%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.80%	0.70%	1.08%

1 Other Expenses and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.

2 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class, Institutional Class and Investor Class shares through October 28, 2018 to the extent that Total Annual Fund Operating Expenses exceed 0.79% for the Y Class, 0.69% for the Institutional Class and 1.07% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that this example reflects the fee waiver/expense reimbursement arrangement for each share class through October 28, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years
Y	$82	$183
Institutional	$72	$288
Investor	$110	$406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the period from the Fund's commencement of operations on March 22, 2017 to June 30, 2017, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) in dividend-paying securities. The Fund is managed pursuant to the proprietary fundamentally based, systematic process of Alpha Quant Advisors, LLC ("Alpha Quant"), the Fund's sub-advisor. On an annual basis, this process involves the evaluation of each portfolio holding for relative attractiveness based on Alpha Quant's criteria, including earnings growth, dividend growth and stability, creditworthiness and dividend yield. If a portfolio holding no longer meets Alpha Quant's criteria, it is sold and the proceeds are reinvested in a new holding. This is done to maintain a portfolio of stocks most reflective of the fundamental characteristics targeted by Alpha Quant, which may vary based on market conditions. The Fund typically holds a focused portfolio of approximately 30 stocks.

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Alpha Quant invests in companies that have an established long-term record of paying and increasing their dividends, are financially strong, as measured by high creditworthiness and liquidity, and, at the same time, offer an attractive dividend yield. As a result of this targeted combination of consistent dividend payments, financial strength and yield, Alpha Quant's strategy is designed to avoid forfeiting quality for yield. Stocks are purchased and sold based on Alpha Quant's expectations regarding a company's dividend continuity and an attractive yield.

The Fund invests in U.S. common stocks and real estate investment trusts ("REITs"). The Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts on stock indices to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Dividend-Paying Stock Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels.  Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund's investments in equity securities may include common stocks and REITs.  Such investments may expose the Fund to additional risks.

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Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free ''pass-through'' of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Fund's net asset value ("NAV") and total return when compared to other diversified funds.

Futures Contracts Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.

Mid-Capitalization Companies Risk
Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. These companies may also have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. The securities of these companies may lack sufficient market liquidity, and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

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Model and Data Risk
The success of the sub-advisor's investment strategy depends largely on the effectiveness of its quantitative research models and investment programs. Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The programs may not react as expected to market events resulting in losses for the Fund. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks:  i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions,  and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Fund Performance

Performance information for the Fund is not provided because the Fund had not been in operation for a full calendar year as of the date of this Prospectus.  Performance for the Fund can be accessed on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
 The Fund's investment sub-advisor is Alpha Quant Advisors, LLC.

Portfolio Managers

Alpha Quant Advisors, LLC	Massimo Santicchia Executive Vice President & Chief Investment Officer Since Fund Inception (2017)	Katherine Gallagher Senior Portfolio Manager Since Fund Inception (2017)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

4	American Beacon Alpha Quant Dividend Fund - Summary Prospectus